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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): August 14, 2002

                       CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     New Jersey                     1-1550                       04-1923360
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
    incorporation)

                  250 East Fifth Street, Cincinnati, Ohio 45202
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (513) 784-8000

          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure.

The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

On August 14, 2002, Chiquita Brands International, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the period ended June 30, 2002, accompanied by the certifications of Cyrus F. Freidheim, Jr., the Company's Chairman of the Board and Chief Executive Officer, and James B. Riley, the Company's Senior Vice President and Chief Financial Officer, required pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code). The text of each of these certifications is set forth below as Statements A and B.

On August 14, 2002, pursuant to Securities and Exchange Commission Order No. 4-460 (the "Order") requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended, the Company delivered to the Commission sworn statements of Cyrus F. Freidheim, Jr., the Company's Chairman of the Board and Chief Executive Officer, and James B. Riley, the Company's Senior Vice President and Chief Financial Officer, both in the form of Exhibit A to the Order. The text of each of these sworn statements is set forth below as Statements C and D.

Statement A
-----------

                                   Certificate
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Chiquita Brands International, Inc. (the "Company"), does hereby certify, to his knowledge, that:

The accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Form 10-Q"), being filed with the Securities and Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002                 /s/ Cyrus F. Freidheim, Jr.
                                ----------------------------------------
                                Cyrus F. Freidheim, Jr.
                                Chief Executive Officer

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The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document.

Statement B
-----------
                                   Certificate
              Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Chiquita Brands International, Inc. (the "Company"), does hereby certify, to his knowledge, that:

The accompanying Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Form 10-Q"), being filed with the Securities and Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2002                             /s/ James B. Riley
                                            ----------------------------------
                                            James B. Riley
                                            Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document.

Statement C

I, Cyrus F. Freidheim, Jr., state and attest that:

1. To the best of my knowledge, based upon a review of the covered reports of Chiquita Brands International, Inc., and, except as corrected or supplemented in a subsequent covered report:



     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading

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          as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the Year Ended December 31, 2001 of Chiquita Brands International, Inc.;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Chiquita Brands International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.




/s/ Cyrus F. Freidheim, Jr.                 Subscribed and sworn to
---------------------------                 before me this 14 day of
Cyrus F. Freidheim, Jr.                     August, 2002.
Chairman of the Board, President and
Chief Executive Officer
August 14, 2002

                                            /s/ Robert W. Olson
                                            --------------------------
                                            Notary Public
                                            My Commission Expires:

                      [Notarial Seal        ROBERT W. OLSON, Attorney at Law
                      State of Ohio]        Notary Public, State of Ohio
                                            My Commission Has No Expiration Date
                                            Section 147.03



Statement D

I, James B. Riley, state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of Chiquita Brands International, Inc., and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

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          .    no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's audit committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the Year Ended December 31, 2001 of Chiquita Brands International, Inc.;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Chiquita Brands International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          .    any amendments to any of the foregoing.




/s/ James B. Riley                                      Subscribed and sworn to
-------------------------------                         before me this 14 day of
James B. Riley                                          August, 2002.
Senior Vice President and Chief Financial Officer
August 14, 2002


                                            /s/ Robert W. Olson
                                            --------------------
                                            Notary Public
                                            My Commission Expires:

                      [Notarial Seal        ROBERT W. OLSON, Attorney at Law
                      State of Ohio]        Notary Public, State of Ohio
                                            My Commission Has No Expiration Date
                                            Section 147.03

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2002                      CHIQUITA BRANDS INTERNATIONAL, INC.


                                             By:  /s/ William A. Tsacalis
                                                 -------------------------------
                                             William A. Tsacalis
                                             Vice President and Controller